P R O S P E C T U S
May 1, 2011
TFLIC FINANCIAL FREEDOM BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528
Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.tflic.com/ny
Claim Forms	Administrative Office: P.O. Box 9008, Clearwater, FL 33758-9008
All payments made by check, all other correspondence and notices (except claim forms)	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Financial Freedom Builder, ® a flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (“Series Trust”),  the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”), and the ProFunds. Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy. We do not currently offer the Policy for sale to new purchasers.

Investing in the Policy involves risk, including possible loss of premiums.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available.  Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy
Transamerica Series Trust:	Transamerica Series Trust (cont.):**	Transamerica Series Trust (cont.):
➢ Transamerica AEGON Active Asset Allocation – Conservative VP*	➢ Transamerica Foxhall Global Conservative VP*	➢ Transamerica Morgan Stanley Mid-Cap Growth VP
➢ Transamerica AEGON Active Asset Allocation – Growth VP*	➢ Transamerica Foxhall Global Growth VP*	➢ Transamerica Multi-Managed Balanced VP*
➢ Transamerica AEGON Active Asset Allocation – Moderate VP*	➢ Transamerica Foxhall Global Commodities & Hard Assets VP*	➢ Transamerica PIMCO Total Return VP
➢ Transamerica AEGON Money Market VP*	➢ Transamerica Hanlon Balanced VP*	➢ Transamerica Systematic Small/Mid Cap Value VP*
➢ Transamerica AllianceBernstein Dynamic Allocation VP*	➢ Transamerica Hanlon Growth and Income VP*	➢ Transamerica T. Rowe Price Small Cap VP
➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica Hanlon Growth VP*	➢ Transamerica Third Avenue Value VP
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica Hanlon Managed Income VP*	➢ Transamerica WMC Diversified Equity VP*
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica International Moderate Growth VP*	➢ Transamerica WMC Diversified Growth VP
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica JPMorgan Core Bond VP	ProFunds:
➢ Transamerica BlackRock Global Allocation VP	➢ Transamerica JPMorgan Tactical Allocation VP	➢ ProFund VP Bull*
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica Jennison Growth VP	➢ ProFund VP Money Market*
➢ Transamerica BlackRock Tactical Allocation VP	➢ Transamerica MFS International Equity VP	➢ ProFund VP Short NASDAQ-100*
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica Morgan Stanley Capital Growth VP*	➢ ProFund VP Short Small-Cap*
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*	➢ Transamerica Morgan Stanley Growth Opportunities VP*	➢ ProFund VP Small-Cap*

*Please see the footnote for this portfolio in the section entitled “Transamerica Financial, the Separate Account and the Portfolios” in this prospectus.

**Transamerica JPMorgan Mid Cap Value VP does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Note: Effective May 1, 2003 the Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio were no longer available for sale to new investors; prospectuses for these portfolios were mailed to policyowners invested in these investment options under separate cover.

Table of Contents	TFLIC Financial Freedom Builder®
Policy Benefits/Risks Summary                                                                           TFLIC Financial Freedom Builder®
Policy Benefits
Risks of Your Policy
Fee Tables
Transamerica Financial, The Separate Account, the Fixed Account and the Portfolios
Transamerica Financial
The Separate Account
The Fixed Account
The Portfolios
Charges and Deductions
Premium Charges
Monthly Deduction
Mortality and Expense Risk Charge
Surrender Charge
Pro Rata Decrease Charge
Transfer Charge
Loan Interest Charge
Cash Withdrawal Charge
Taxes
Rider Charges
Portfolio Expenses
Revenue We Receive
The Policy
Ownership Rights
Modifying the Policy
Purchasing a Policy (Note: This Policy is not available for new purchases.)
Tax-Free "Section 1035" Exchanges
When Insurance Coverage Takes Effect
Canceling a Policy
Policy Features
Premiums
Transfers
General
Disruptive Trading and Market Timing
Telephone and Fax Privileges
Fixed Account Transfers
Conversion Rights
Reduced Paid-Up Benefit
Dollar Cost Averaging
Asset Rebalancing Program
Third Party Asset Allocation Services
Policy Values
Cash Value
Net Surrender Value
Subaccount Value
Subaccount Unit Value
Fixed Account Value
Death Benefit
Death Benefit Proceeds
Death Benefit
Choosing Death Benefit Options
Changing the Death Benefit Option
Payment Options
Surrenders and Cash Withdrawals
Surrenders
Cash Withdrawals
Signature Guarantees
Loans
General
Interest Rate Charged
Effect of Policy Loans
Policy Lapse and Reinstatement
Lapse
No Lapse Period
Reinstatement
Federal Income Tax Considerations
Tax Status of the Policy
Tax Treatment of Policy Benefits
Other Policy Information
Settlement Options
Retained Asset Accounts
Benefits at Maturity
Payments We Make
Split Dollar Arrangements
Assignment of the Policy
Policy Termination
Supplemental Benefits (Riders)
Children's Insurance Rider
Accidental Death Benefit Rider
Other Insured Rider
Primary Insured Rider ("PIR")
Terminal Illness Accelerated Death Benefit Rider
Additional Information
Sending Forms and Transaction Requests in Good Order
Sale of the Policies
Legal Proceedings
Financial Statements
Table of Contents of the Statement of Additional Information
Glossary
Appendix A – Surrender Charge Per Thousand
Appendix B - Illustrations

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Prospectus Back Cover	69

Policy Benefits/Risks Summary TFLIC Financial Freedom Builder®

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General
•
The TFLIC Financial Freedom Builder® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.

•
You can invest your net premium in, and transfer your cash value to, subaccounts.  While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specific period (at least 4% annual interest) or in any of the subaccounts of the Separate Account which are described in this prospectus.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment or savings vehicle.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

•
Your Policy has a no lapse period guarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page, or as explained in the section entitled “Extension of No Lapse Period Guarantee” in this prospectus.  This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse period guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

You will have a “free-look period” once we deliver your Policy.  You may return the Policy with the original signature during this period and receive a refund.  Please see “Canceling a Policy” for a description of the free-look period.
•
You may not increase your specified amount.   After the 3rd Policy year and once each Policy year thereafter, you may make the following changes: you may change the death benefit option or decrease the specified amount.  The amount of your decrease may be limited.  For further details, please see “Death Benefits –Changing the Death Benefit Option” and “Decreasing the Specified Amount” in this prospectus.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option.

•	Decrease the amount of the life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy.

•	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies), subject to applicable laws and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options:

•	Option A is the greater of:
	>	The specified amount; or
	>	A specific percentage multiplied by the Policy’s cash value on the date of the insured’s death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option B is the greater of:
	>	The specified amount plus the Policy's cash value on the date of the insured's death; or
	>	A specific percentage multiplied by the Policy’s cash value on the date of the insured’s death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option C is the greater of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Cash Value

Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy’s cash value once each year after the first Policy year.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first Policy year, you can take out a loan from the Policy using your Policy’s cash surrender value as security  Loans and loan interest are described in the section of this prospectus entitled “Loans.”

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  You may pay a substantial surrender charge. Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.”

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Benefits

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the taxable gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then a non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59 ½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.
Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.  Taking a withdrawal may also incur charges. You may pay substantial charges if you surrender your Policy.  See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Policy.  To the extent that Transamerica Financial is required to pay you amounts in addition to your cash value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and is also subject to the claims of the Company’s general creditors.  The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

Federal tax laws limit the amount of premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section entitled “Premiums” for more details.

Lapse

Your Policy will stay In Force as long as you have sufficient cash value to cover your monthly deductions and Policy charges, or as long as the No Lapse Guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences.  There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount.

•	Reduce your Policy’s death benefit.

•	Reduce the death benefit proceeds paid to your beneficiary.

•	Make your Policy more susceptible to lapsing.

•	Trigger federal income taxes and a penalty tax.

Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees under the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders

If you surrender your Policy during the first 15 Policy years you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may apply.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness.

If your Policy is a MEC, all cash withdrawals, surrenders, assignments, pledges, and loans that you make or that you receive during the life of the Policy may be subject to tax and a 10% federal tax penalty. There are other tax issues to consider when you own a life insurance policy.  These are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

 There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below.  These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge2
Premium Charge Premium Expense Charge Premium Collection Charge	Upon payment of each premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+ $3.00 per premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+ $3.00 per premium
Cash Withdrawal Charge1	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.
2The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years
Minimum Charge		$7.68 per $1,000 of specified amount during first Policy year4	$7.68 per $1,000 of specified amount during first Policy year4
Maximum Charge		$57.00 per $1,000 of specified amount during first Policy year5	$57.00 per $1,000 of specified amount during first Policy year5
Charge for a Policy insuring a female, issue age 35 in the ultimate select non-tobacco use underwriting class		$15.04 per $1,000 of specified amount during first Policy year	$15.04 per $1,000 of specified amount during first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments in excess of one per Policy quarter	$25 for each allocation instruction change request in excess of one per Policy quarter	None
Pro Rata Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years	Equal to a pro-rata portion of the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.	Equal to a pro-rata portion of the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.
Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor7	Discount Factor7

3The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date. The amount of the surrender charge generally declines over time.  The surrender charge factor for the Policy will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
5This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7We reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. The discount rate is determined by using a factor that is based on the greatest of the current yield on 90-day U.S. Treasury bills or 5%.  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month
Cost of Insurance8 (without Extra Ratings)9	Monthly on the Policy date and on each Monthiversary until the insured reaches age 95
♦ Minimum Charge10		$0.06 per $1,000 of net amount at risk per month	$0.06 per $1,000 of net amount at risk per month
♦ Maximum Charge11		$24.85 per $1,000 of net amount at risk per month	$21.12 per $1,000 of net amount at risk per month
♦ Initial charge for a female insured, issue age 35, in the ultimate select non-tobacco use class		$0.12 per $1,000 of net amount at risk per month	$0.11 per $1,000 of net amount at risk per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1- 15 and 0.75% for Policy years 16+ of daily net assets of each subaccount in which you are invested
Loan Interest Spread	On Policy anniversary12	2.0% (effective annual rate, after rounding)13	1.25% (effective annual rate, after rounding)13

8Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
11This maximum charge is based on an insured with the following characteristics: male, age 75 at issue, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
12While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse or surrender, Policy termination, or the insured’s death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.
13The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan account.  We charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate) on each Policy anniversary.  We will also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:14
Accidental Death Benefit Rider	Monthly on the Policy date and on each Monthiversary until the insured reaches age 70
Minimum Charge15		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Maximum Charge16		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 35		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Children’s Insurance Rider17	Monthly on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider18 (without Extra Ratings)9	Monthly on the Policy date and on each Monthiversary until the other insured reaches age 79
Minimum Charge10		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Maximum Charge19		$8.83 per $1,000 of rider face amount per month	$7.22 per $1,000 of rider face amount per month

14Optional rider cost of insurance charges are based on each insured’s attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about this rider by contacting your registered representative.
15This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
16This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
17The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
18Rider cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
19This maximum charge is based on an insured with the following characteristics: male, age 70 at issue and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Other Insured Rider (without Extra Ratings) (continued) Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month
Primary Insured Rider18 (without Extra Ratings)9	Monthly on the Policy date and on each Monthiversary until the insured reaches age 79
Minimum Charge10		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Maximum Charge19		$8.83 per $1,000 of rider face amount per month	$6.86 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 35, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Polices.”

Range of Expenses for the Portfolios1, 2

The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 2010.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.40%	2.05%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3	0.40%	1.68%
1 The portfolio expenses used to prepare this table were provided to Transamerica Financial by the funds.  Transamerica Financial has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2010.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Fund groups on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton VIP Founding Funds Allocation Fund for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 13 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2012.

Transamerica Financial, The Separate Account, the Fixed Account and the Portfolios
Transamerica Financial

Transamerica Financial Life Insurance Company (“Transamerica Financial”), located at 440 Mamaroneck Avenue, Harrison, NY 10528 is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy as long as the Policy is active and in force.

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Financial from its general account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits are not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office – Transamerica Financial Life Insurance Company, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 322-7353, or by visiting our website www.tflic.com/ny.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Transamerica Financial, established under New York law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s).
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica Financial's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Financial has sole discretion over the investment of the fixed account's assets. Transamerica Financial bears the full investment risk for all amounts contributed to the fixed account.  Please see the section above entitled “Risks of Managing General Account Assets.” Transamerica Financial guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%.

Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation.  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.  We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-322-7353 or visiting our website at www.tflic.com/ny. You should read the fund prospectuses carefully. (Please Note: The Transamerica BlackRock Global Allocation VP and the Transamerica BlackRock Tactical Allocation VP portfolios will be available on or about May 19, 2011.)

Note: If you received a summary prospectus for a portfolio list below, please follow the directions on the first page of the summary to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica AEGON Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica AEGON Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica AEGON Money Market VP2	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation.
Transamerica AllianceBernstein Dynamic Allocation VP3	Transamerica Asset Management, Inc. AllianceBernstein, LLP	Seeks capital appreciation and current income.
Transamerica Asset Allocation – Conservative VP4	Transamerica Asset Management, Inc. Portfolio Construction Consultant:5 Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP4	Transamerica Asset Management, Inc. Portfolio Construction Consultant:5 Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP4	Transamerica Asset Management, Inc. Portfolio Construction Consultant:5 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP4	Transamerica Asset Management, Inc. Portfolio Construction Consultant:5 Morningstar Associates, LLC	Seeks capital appreciation and current income.

1Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underling Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2Formerly, Transamerica  Money Market VP. There can be no assurance that the Transamerica AEGON Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica AEGON Money Market VP subaccount may become extremely low and possibly negative.
3Formerly, Transamerica Convertible Securities VP.
4Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
5In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica BlackRock Global Allocation VP6	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return.
Transamerica BlackRock Large Cap Value VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica BlackRock Tactical Allocation VP7	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Foxhall Emerging Markets/Pacific Rim VP8	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Conservative VP8	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Global Growth VP8	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Commodities & Hard Assets VP8	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Hanlon Balanced VP9	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth and Income VP9	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks capital appreciation and some current income.

6This portfolio is a fund of funds and invests its assets in an underlying mutual fund, BlackRock Global Allocation V.I. Fund of the BlackRock Variable Series Fund, Inc.  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.  This portfolio will be available on or about May 19, 2011.
7This portfolio is a fund of funds and invests in a combination of underlying Transamerica Series Trust portfolios and certain funds of Transamerica Funds.   Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.  This portfolio will be available on or about May 19, 2011.
8This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.
9This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Hanlon Growth VP9	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Managed Income VP9	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica International Moderate Growth VP4	Transamerica Asset Management, Inc. Portfolio Construction Consultant:5 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Tactical Allocation VP10	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP11	Transamerica Asset Management, Inc. Morgan Stanley Investment Management	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Growth Opportunities VP12	Transamerica Asset Management, Inc. Morgan Stanley Investment Management	Seeks capital appreciation.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks capital appreciation.

4Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
5In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.
9This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.
10Formerly, Transamerica Federated Market Opportunity VP.
11Formerly, Transamerica Focus VP.
12Formerly, Transamerica Growth Opportunities VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Multi-Managed Balanced VP13	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. BlackRock Financial Management, Inc.	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Systematic Small/Mid Cap Value VP14	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Transamerica Asset Management, Inc. Third Avenue Management LLC	Seeks long-term capital appreciation.
Transamerica WMC Diversified Equity VP15	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Transamerica WMC Diversified Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
PROFUNDS:
ProFund VP Bull16	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM. The fund does not seek to achieve its stated objective over a period of time greater than one day.

13Formerly, Transamerica Balanced VP.
14Formerly, Transamerica Small/Mid Cap Value VP.
15Formerly, Transamerica Diversified Equity VP.
16The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Money Market16, 17	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
ProFund VP Short NASDAQ-10016	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap15	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap15	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

15The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
17There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding (23%), and   serves as investment adviser to the Transamerica Series Trust (“Series trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Asset for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP and Transamerica Asset Allocation – Growth VP of the Series Trust.  Morningstar is paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds’ Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds prospectuses for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Financial, and Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”  )  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash surrender value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of policies to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide	•	The death benefit, cash and loan benefits.
under the Policy:	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charges

Before we allocate the net premium payments you make, we will deduct the following charges:

Premium expense charge:	•	This charge equals:
> 6.0% of premiums during the first ten Policy years; and
> 2.5% of premiums thereafter.
	•	Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.
Premium collection charge:	•	This charge equals $3.00 per premium payment.
	•	We will not increase this charge.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions.  If the value of any account is insufficient to pay that account’s portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	The monthly Policy charge; plus
	•	The monthly cost of insurance charge for the Policy; plus
	•	The monthly charge for any benefits provided by riders attached to the Policy; plus
	•	The pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.
	•	We may waive this charge at issue on additional policies (not on the original Policy) purchased naming the same owner and insured.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:
1.
Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

		2.	Subtract the cash value on the Monthiversary;
		3.	Multiply by the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:
•
The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured's attained age, gender, rate class, and the length of time that the Policy has been in force.  The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

The underwriting class of the insured will affect the cost of insurance rates.  We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured.  We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.  Examples of reasons an insured may be placed in an extra risk factor or underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by law).

We may issue certain Policies on a simplified or expedited basis.  Cost of insurance rates charged for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is calculated in the same manner used to determine the Base Policy’s cost of insurance charges.  Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s net amount at risk.  The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates on the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges will compensate us for services rendered, the expenses expected to be incurred, and the risks assumed.  This charge is a maximum of:

•	Your Policy's cash value in each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%. (The annual rate is equal to 0.90% of the average daily net assets of each subaccount.)

 We intend to reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from this charge.

Surrender Charge

If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.  There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy.  The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years.   This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy. and/or
•	Investment performance is too low.

The surrender charge is equal to:	•	The surrender charge per thousand; multiplied by
	•	The number of thousands in the Policy’s specified amount as it is stated in the Policy; multiplied by
	•	The surrender charge factor.

The surrender charge per thousand applies to each $1,000 of specified amount stated in your Policy.  It varies with the insured’s issue age, gender and rate class.  See the surrender charge table found in Appendix A.

The surrender charge factor varies with the insured's age and number of years since the Policy date.  For insureds issue ages 0-39, the surrender charge factor is equal to 1.00 during Policy years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 39 when we issue your Policy, the factor is less than 1.00 at the end of the first Policy year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown on the table below. We generally determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors
Factors for Issue Ages
End of Policy Year*	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-80
At issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.96	0.96	0.96	0.96	0.95	0.95	0.94
2	1.00	0.93	0.92	0.92	0.92	0.92	0.91	0.90	0.89
3	1.00	0.89	0.89	0.89	0.88	0.88	0.87	0.86	0.84
4	1.00	0.85	0.85	0.85	0.84	0.84	0.83	0.82	0.79
5	1.00	0.81	0.81	0.81	0.81	0.80	0.79	0.77	0.74
6	0.90	0.77	0.77	0.77	0.76	0.76	0.75	0.73	0.69
7	0.80	0.73	0.73	0.73	0.72	0.72	0.71	0.69	0.64
8	0.70	0.69	0.69	0.68	0.68	0.68	0.66	0.62	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0	0	0	0	0	0	0	0	0

* The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

Surrender Charge Example: Assume a male tobacco user purchases the Policy at issue age 35 with a specified amount of $100,000. The Policy is surrendered in Policy year 6. The surrender charge per thousand is $16.48. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	The surrender charge per $1,000 ($16.48)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.90)
	=	$1,483.20

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Pro Rata Decrease Charge

If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.

The pro rata decrease charge is equal to:	•	The surrender charge per thousand (see Appendix B); multiplied by
	•	The number of thousands in the specified amount decreased; multiplied by
	•	The surrender charge factor applicable at the time of the decrease.

We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

•	A change in the death benefit option. or
•	A cash withdrawal (when you select death benefit Option A).

If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

We currently allow you to make 12 transfers each year free of charge. Except as listed below, we may charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•	Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for purposes of this charge.
•	We will not increase this charge.

Loan Interest Charge

We charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate, after rounding) on each Policy anniversary.  We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of loans currently is 1.25% annually, after rounding (2.00% maximum guaranteed, after rounding).  After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan interest rate credited is 6.00% effective annually, after rounding and is not guaranteed.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year if your cash value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge.
•	When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not take any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•
Terminal Illness Accelerated Death Benefit Rider.   We discount the single sum benefit to compensate us for lost income resulting from the early payment of the death benefit. The discount rate is determined by using a factor that is based on the greatest of the current yield on 90-day U.S. Treasury bills or 5%. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

•
Primary Insured Rider (“PIR”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year, and the rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.  See the fund prospectuses for more detailed information about the portfolios.

Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies, will receive the 12b-1 fees deducted from the VIP Funds portfolio assets for providing shareholder support services to the VIP Funds portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

•
Rule 12b-1 Fees.   Transamerica Capital, Inc. (“TCI”), our affiliate, serves as the principal underwriter for the Policies.  TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets.  The amount of this compensation we or our affiliates receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%
*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 2010 we received $255,768.91 in benefits from Transamerica Asset.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI, Transamerica Financial Advisors, Inc. (“TFA”),, and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2010, TCI received total revenue sharing payments in the amount of $1,769,559 from the following fund managers and/or sub-advisers, in part to participate in TCI’s events: AllianceBernstein Investments, American Funds, Black Rock Investment Management, BNY Mellon, Federated Equity Management Co. of PA, Fidelity Investments, Foxhall Capital Management, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities, Invesco AIM, Janus Capital, Jennison Associates, JP Morgan Investment Management, Loomis, Sayles & Company, MFS Investment Management, Neuberger Berman Management, OppenheimerFunds, Pacific Investment Management Company, PUTNAM, Schroder Investment Management North America, Transamerica Investment Management, Van Kampen Investments, Vanguard, and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	To designate or change beneficiaries.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment).
•	To change the owner of this Policy.
•	To change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof.   The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy

 (Note: This Policy is not available for new purchases.)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our minimum specified amount for a Policy was generally $50,000 for issue ages 0-45 and $25,000 for issue ages 46-80.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another like policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations	•	The date of application; or
of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:	•
The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”).  Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

		4.	All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was signed.
		5.	All parts of the application, any supplemental application, questionnaires, addenda and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage	•	60 days from the date the application was signed.
terminates on the earliest of:	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application.
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for. or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional	•	The conditional receipt is not valid unless:
receipt:		>	All blanks in the conditional receipt are completed. and
		>	The Receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the Transamerica AEGON Money Market VP subaccount.  On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate our cash value from the Transamerica AEGON Money Market VP subaccount to the accounts you elect on our application.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date that the New York Stock Exchange ("NYSE") is open for trading.

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  You must follow these guidelines:

•	Allocation percentages must be in whole numbers.
•	If you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly.
•	If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time.

 Please note:  Certain subaccounts have similar names.  When you provide your allocation instructions, please state or write the full name of the subaccount that you select to ensure the request is in good order. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your registered representative/agent of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, or in the endorsement described in the “Policy Lapse and Reinstatement” section, we guarantee that your Policy will not lapse so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums times the number of months from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Period

Until the no lapse date shown on your Policy schedule page, or in the endorsement described in the “Policy Lapse and Reinstatement” section, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as the total amount of the premiums you paid (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.)  Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”
After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than the minimum.  We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws.

 This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment with earnings within 60 days after the end of the Policy year.  We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three (3) business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Please Note:  We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers

General

You or your registered representative/agent of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

•
You currently may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office. Please note: Certain subaccounts have similar names. When you provide your transfer instructions, please state or write the full name of the subaccount that you select for your transfer to ensure the request is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•
Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the record date, are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not permitted.
•	Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in good order, and in writing, at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

           Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”).

(2)	An adverse effect on portfolio management, such as:
	(a)	Impeding a portfolio manager’s ability to sustain an investment objective.
	(b)	Causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case.
	(c)	Causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.
(3)	Increased brokerage and administrative expenses.

           These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

           Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from marketing timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note: If you engage a third party investment advisor for asset allocation services then you may be subject to the transfer restrictions because of the actions of your investment advisor in providing those services.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

           Under our current policies and procedures, we do not:

•	Impose redemption fees on transfers.
•
Expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

•	Provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur (although some level of market timing and disruptive trading can occur with a defensive transfer restriction). As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please Note:  The limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading frequent or harmful transfers by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

           Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from  market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund's portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds Subaccounts.  Because the above restrictions do not apply to the ProFunds subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone and Fax Privileges

  Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.
•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address or through our fax number.
•	We will not be responsible for same-day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of transfer.

We also reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:
•	25% of the amount in the fixed account.
•	The amount you transferred from the fixed account in the immediately prior Policy year.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on that date.

We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).   We also reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our administrative office.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge.  We must receive your request to transfer all subaccount values to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Reduced Paid-Up Benefit

You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge.  We must receive at our administrative office your written request, in good order, for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:
•	Net surrender value on the date this benefit takes effect.
•	The cost of insurance rates guaranteed in your Policy.
•	The guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds.  Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you.  The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.
Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica AEGON Money Market VP subaccount or the Transamerica JP Morgan Core Bond VP subaccount, or the fixed account, to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.

To start dollar cost averaging:	•	You must submit a completed form, in good order to us at our mailing address (or by facsimile to our administrative office) requesting dollar cost averaging.
	•	You must have at least $5,000 in each subaccount or the Fixed Account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging must be at least $100.
	•	Each month, you may not transfer more than one tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•
We receive your request, in good order, at our mailing address (or by facsimile or by telephone at our administrative office) to discontinue your participation from you, your registered representative or your agent of record.

	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your asset rebalancing instructions. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

 You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the assets rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date of when we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made.  If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in good order, at our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form, signed by the owner, before the maturity date.
	•	You must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging
Program.
•
We receive, in good order at our mailing address, (or by facsimile or telephone to our administrative office), a request to discontinue participation from you, your registered representative or your agent of record.

	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

 We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered representative or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section entitled “Transfers - Disruptive Trading and Market Timing,” are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Transamerica Financial.

Note:  Limitations that we may impose on your registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Any third party asset allocation service may be terminated at any time by the owner or by the Third Party Service by sending written instruction to our administrative office.

Policy Values

Cash Value
The cash value in your Policy:

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans)

•	Serves as the starting point for calculating values under a Policy
•	Equals the sum of all values in each subaccount and the fixed account
•	Is determined on the Policy date and on each valuation date
•	Has no guaranteed minimum amount and may be more or less than premiums paid
•	Includes any amounts held in the fixed account to secure any outstanding Policy loan

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request in good order at our mailing address.

Net surrender value on any valuation	•	The cash value as of such date. minus
date equals:	•	Any surrender charge as of such date. minus
	•	Any outstanding Policy loan amount(s). plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on	•	The initial units purchased at unit value on the record date; plus
any valuation date equals:	•	Units purchased with additional net premium(s); plus
	•	Units purchased via transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	Units redeemed to pay pro rata decrease and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the Transamerica AEGON Money Market VP subaccount.

The fixed account value at the end of any	•	The sum of net premium(s) allocated to the fixed account;
valuation period is equal to:	•	plus
	•	Any amounts transferred from a subaccount to the fixed account; plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; minus
	•	Amounts transferred from the fixed account to a subaccount; minus
	•	Amount withdrawn from the fixed account to pay any pro rata decrease charge incurred due to a decrease in specified amount.

Death Benefit

Death Benefit Proceeds

Provided your Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy, upon receipt in good order at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information that we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	The death benefit (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount; plus
	•	Any additional insurance in force provided by rider; plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

Option A

Death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage"; multiplied by the cash value on the insured's date of death.
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% of cash value minus 7% for each age over age 40
46 to 50	215% of cash value minus 6% for each age over age 45
51 to 55	185% of cash value minus 7% for each age over age 50
56 to 60	150% of cash value minus 4% for each age over age 55
61 to 65	130% of cash value minus 2% for each age over age 60
66 to 70	120% of cash value minus 1% for each age over age 65
71 to 75	115% of cash value minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% of cash value minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the insured' is under age 40 and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B

Death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the insured's date of death; or
	2.	The limitation percentage, multiplied by the cash value on the insured's date of death.
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C

Death benefit equals the greatest of:	1.	Death benefit Option A; or
	2.	The specified amount, multiplied by
an age-based "factor" equal to the lesser of
> 1.0 or
> 0.04 times (95 minus insured's attained age at death) (the “factor” will never be less than zero); plus
> The cash value on the insured's date of death.
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under Option C, the death benefit varies with the cash value and the insured's attained age.

Option C – Three Illustrations.

1.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 ($50,000 x the minimum of (1.0 and (0.04 x (95-75))) + $12,000).

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

3.  Assume that the insured is under age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through age 70 the minimum of (1.0 and (0.04 x (95-age))) is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year, which may affect the specified amount.  We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:
•	You must send your written request, in good order, to our mailing address (or by fax it to us at 1-800-299-1620.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year.  A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	We may limit the amount of the decrease to no more than 20% of the specified amount.
	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request.
	•	We will assess a pro rata decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years.

No Increases in the Specified Amount

We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies) naming the same owner.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. We may require an original signature in such written request. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive the written request after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	•
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	•	We my limit the number of Policy withdrawals to one cash withdrawal per Policy year.
	•	We may limit the amount you can withdraw to a minimum of $500, and to no more than 10% of the net surrender value.
	•	The remaining net surrender value after the cash withdrawal must be at least $500.
	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our administrative office.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy.  If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:
•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
•
Any disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's account.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one life policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.   Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to	•	We may require you to borrow at least $500.
certain conditions:	•	The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, then the withdrawal amount will be withdrawn pro-rata from the subaccounts and the fixed account. We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing.)

You may also fax your loan request to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We will charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate, after rounding) on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less cash withdrawals and any outstanding loan amount including accrued loan interest at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount does not participate in the separate account's investment performance, may not be credited with the interest rates accruing on any unloaned portion of the fixed account, and therefore can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 6.00%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period as described below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If you Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no-lapse date has passed.  Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Period Guarantee

As noted above, this Policy provides a no lapse period for the first five Policy years, or as outlined in the endorsement at the end of this section. As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions.  Each month we determine whether the no lapse period is still in effect. Except as listed below, the no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.  If the no lapse period is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time before the no lapse date.

Keeping the no lapse guarantee in effect	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any pro rata decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Extension of No Lapse Guarantee Period

The no lapse date for all Policies that were in force on May 1, 2009, with a no lapse date indicated on the policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012. The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.

Reinstatement

We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

•	Submit a written application for reinstatement to our administrative office;
•	Provide evidence of insurability that is satisfactory to us;
•
Make a minimum premium payment sufficient to provide a net premium that is large enough to cover three monthly deductions.  ( one monthly deduction at the time of termination, plus the next two monthly deductions which will become due after the time of reinstatement.)

•	Payment of an additional amount sufficient to cover any surrender charge as of the date of reinstatement.

We will not reinstate any indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed). The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.  However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in accumulation value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified.  At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:
•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment)  or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before it becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time.  The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance companies used in split-dollar arrangements. The IRS recently issued new guidance regarding concerns in the use of life insurance in employee welfare plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:  In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below.  In either event, life insurance coverage ends.  Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options.  If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum.  We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account.  Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen.  Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if any of the following occur:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
•	When mandated by applicable law.
•
In addition, pursuant to SEC rules, either the Transamerica AEGON Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica AEGON Money Market sub-account or the ProFund VP Money Market subaccount until the portfolio is liquidated.

    If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you and your account to government regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements.  The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:
•	The maturity date.	•	The end of the grace period.
•	The date the insured dies.	•	The date the Policy is surrendered.

Assignment of the Policy

You may assign your contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy.  Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Primary Insured Rider ("PIR")

Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased from issue ages 0-70.
	•	The rider terminates on the anniversary nearest to the insured's 79th birthday.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
	•	Generally PIR coverage costs less than the insurance coverage under the Policy, but has no cash value.
	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	•	Your request must be in writing and sent to our administrative office.
	•	The rider has not reached the anniversary nearest to the primary insured's 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

We will base your premium on the primary insured's rate class under the rider.

It may cost you less to reduce your PIR coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR.  It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR.

You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

Other Insured Rider

This rider insures the spouse or life partner and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured.  Available for issue ages 0-70, our minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  We will pay the rider's face amount when we receive proof, in good order, at our administrative office of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in good order, and sent to our mailing address.
	•	The rider has not reached the anniversary nearest to the other insured's 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy.

	•	We will base your premium on the other insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	The maturity date of the Policy; or
	•	The anniversary nearest to the other insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

Children's Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption.  The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday.  Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof in good order at our administrative office that the insured child died while the rider was in force for that child. At each child’s age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available for primary insured issue ages 15 to 59, our minimum specified amount for this rider is $10,000. The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.

Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	The Policy anniversary nearest the primary insured's 70th birthday.
•	The date the Policy terminates.
•	The Monthiversary when the rider terminates upon the owner’s written request.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or 5%, whichever is greater) (“discount factor”); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR in force.
•	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

The rider terminates at the earliest of:
•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single-sum benefit.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected income lost due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%.  Because 6% is greater than 5% the interest rate that will be used to discount the single sum benefit is 6%.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing—or, when appropriate, by telephone or facsimile, or electronically—along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents, if applicable) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Sale of the Policies

Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies effective May 1, 2007.  We pay commissions to TCI, which are passed on to selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including TFA, may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2010 was, on average, 3.50% of all premiums made during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.25% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Transamerica Financial, TFA, WGS and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as “revenue sharing” arrangements are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Financial’s two main distribution channels are TFA and WGS, both affiliates, who sell Transamerica Financial products.

Transamerica Financial covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Transamerica Financial is compensated by TFA for these expenses based on TFA’s usage.  In addition, Transamerica Financial and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s or WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica Financial’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  Certain selling firms may receive additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, overrides were offered as incentives to TFA and Life Investors Financial Group in 2010.

Harbour Investments, Inc. was paid $2,907.57 as a production bonus  under a preferred product arrangement in 2010.

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and other incentive we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Transamerica Financial, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Transamerica Financial's ability to meet its obligations under the Policy.
Financial Statements

The financial statements of Transamerica Financial Life Insurance Company, Inc. and the separate account are included in the SAI.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address for claims is P.O. Box 9008, Clearwater, Florida 33758-9008. Our administrative office street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for subaccount transfers); and 1-727-299-1620 for all other requests.   Our administrative office serves as the recipient of all facsimile and telephonic transactions, including but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments) and any claims forms.  Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.  Please do not send any checks or non-claims related correspondence or notices to this address; send them to the mailing address (see below).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

base Policy	The TFLIC Financial Freedom Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and any charges that are due and unpaid if the insured dies during the grace period. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents), so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

home office	Our home office address is 440 Mamaroneck Avenue, Harrison New York 10528. Please do not send any money, correspondence or notices to this address; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by this Policy.

issue age	The insured's age on his or her birthday nearest to the Policy date.

lapse
When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  All premium payments and loan repayments made by check, and all non-claims related correspondence and notices should be sent to this address.

maturity date	The Policy anniversary nearest the insured's 95th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.

minimum monthly	The amount shown on your Policy schedule page (unless changed when you change death guarantee premium
benefit options, decrease the specified amount or add, increase or decrease a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense	This charge is a daily deduction from each subaccount that is taken before determining the

risk charge	unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan as of such date.

no lapse date
Except as described in the endorsement shown in the “Policy Lapse and Reinstatement” section, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy, or as described in the endorsement.

no lapse period	The first five Policy years during which the Policy will not lapse if certain conditions are met.

planned periodic	A premium payment you make in a level amount at a fixed interval over a specified period of
premium	time.

Policy date
The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make the monthly deductions, and our initial net premium is allocated to the Transamerica AEGON Money Market VP subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

pro rata decrease	Surrender charge that may be imposed upon a decrease in specified amount during the first 15
charge	Policy years.

record date
The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the Transamerica AEGON Money Market VP subaccount to the accounts you selected on your application.

separate account
The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.  The in force specified amount is also referred to as the current specified amount.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date
Each day the New York Stock Exchange is open for trading. Transamerica Financial is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered to be a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the
Company	Transamerica Financial Life Insurance Company.
(Transamerica Financial)

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner	The person entitled to exercise all rights as owner under the Policy.
or policyowner)

Appendix A – Surrender Charge Per Thousand
(Based on the gender and rate class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
0	N/A	N/A	10.94(male)10.35(female)	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.04	16.00
36	16.20	17.40		15.34	16.56
37	16.85	18.40		15.65	16.93
38	17.25	19.56		15.98	17.32
39	17.66	20.56		16.32	17.73

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	21.30	23.24
43	23.90	27.08	21.80	23.82
44	24.57	29.12	22.33	24.43
45	25.27	30.04	22.89	25.06
46	26.02	31.02	23.48	25.73
47	26.81	32.05	24.10	26.43
48	27.64	33.13	24.75	27.16
49	28.53	34.28	25.45	27.94
50	29.47	35.49	26.18	28.75
51	30.47	36.77	26.95	29.61
52	31.53	38.12	27.76	30.51
53	32.66	39.55	28.63	31.46
54	33.86	41.05	29.54	32.45
55	35.12	42.62	30.51	33.51
56	36.47	44.29	31.53	34.62
57	37.90	46.04	32.63	35.80
58	39.43	47.89	33.80	37.07
59	41.05	49.86	35.05	38.43
60	42.78	51.94	36.40	39.89
61	44.63	54.15	37.84	41.45
62	46.60	56.48	39.39	43.11
63	48.69	57.00	41.03	44.88
64	50.91	57.00	42.79	46.75
65	53.28	57.00	44.66	48.73
66	55.80	57.00	46.66	50.84
67	57.00	57.00	48.81	53.09
68	57.00	57.00	51.13	55.53
69	57.00	57.00	53.64	57.00
70	57.00	57.00	56.37	57.00
71	57.00	57.00	57.00	57.00
72	57.00	57.00	57.00	57.00
73	57.00	57.00	57.00	57.00
74	57.00	57.00	57.00	57.00
75	57.00	57.00	57.00	57.00
76	57.00	57.00	57.00	57.00
77	57.00	57.00	57.00	57.00
78	57.00	57.00	57.00	57.00
79	57.00	57.00	57.00	57.00
80	57.00	57.00	57.00	57.00

Appendix B - Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of the illustrations that follows is based on a Policy for an insured who is a 35 year old female in the Ultimate Select underwriting class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,315, a $250,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy.  These fees are:

(1)
The daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years.  We guarantee to reduce this charge to 0.75% after the first 15 Policy years.  We may reduce this charge to 0.75% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year;

(2)
Estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.06% of the portfolios’ gross average daily net assets.  The 1.06% gross average portfolio expense level assumes an equal allocation of amounts among the 41 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2010 for the portfolios to calculate the gross average annual expense level; and

(3)
The premium expense charge (6.0% of premiums paid during the first ten Policy years; and 2.5% of all premiums paid thereafter) and monthly deductions for the cost of insurance and the monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

TFLIC FINANCIAL FREEDOM BUILDER
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 35
Specified Amount                                $250,000                                                                                     Ultimate Select Class
Annual Premium                                $2,315                                                                                     Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)
1	250,000	250,000	250,000	1,741	1,859	1,937
2	250,000	250,000	250,000	3,438	3,782	4,020
3	250,000	250,000	250,000	5,087	5,769	6,256
4	250,000	250,000	250,000	6,694	7,827	8,663
5	250,000	250,000	250,000	8,244	9,942	11,237
6	250,000	250,000	250,000	9,735	12,115	13,991
7	250,000	250,000	250,000	11,164	14,343	16,935
8	250,000	250,000	250,000	12,537	16,635	20,091
9	250,000	250,000	250,000	13,844	18,982	23,465
10	250,000	250,000	250,000	15,087	21,387	27,077
15	250,000	250,000	250,000	20,678	34,767	49,910
20	250,000	250,000	250,000	24,521	50,140	83,111
25	250,000	250,000	250,000	27,662	68,979	133,024
30 (Age 65)	250,000	250,000	253,633	28,553	90,888	207,896
35 (Age 70)	250,000	250,000	370,459	25,970	116,092	319,361
40 (Age 75)	250,000	250,000	517,776	19,518	146,207	483,903
45 (Age 80)	250,000	250,000	764,261	7,027	183,214	727,868
50 (Age 85)	*	250,000	1,139,355	*	230,727	1,085,100
55 (Age 90)	*	307,183	1,685,425	*	292,555	1,605,167
60 (Age 95)	*	372,052	2,395,704	*	368,368	2,371,984

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)	End of Policy Year	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)
1	-	-	-	15	20,678	34,767	49,910
2	-	22	260	20	24,521	50,140	83,111
3	1,327	2,009	2,496	25	27,662	68,979	133,024
4	2,934	4,067	4,903	30 (Age 65)	28,553	90,888	207,896
5	4,484	6,182	7,477	35 (Age 70)	25,970	116,092	319,361
6	6,351	8,731	10,607	40 (Age 75)	19,518	146,207	483,903
7	8,156	11,335	13,927	45 (Age 80)	7,027	183,214	727,868
8	9,905	14,003	17,459	50 (Age 85)	*	230,727	1,085,100
9	11,588	16,726	21,209	55 (Age 90)	*	292,555	1,605,167
10	13,207	19,507	25,197	60 (Age 95)	*	368,368	2,371,984

* In the absence of an additional payment, the Policy would lapse.

TFLIC FINANCIAL FREEDOM BUILDER
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 35
Specified Amount                                $250,000                                                                                     Ultimate Select Class
Annual Premium                                $2,315                                                                                     Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)
1	250,000	250,000	250,000	1,741	1,859	1,937
2	250,000	250,000	250,000	3,369	3,712	3,948
3	250,000	250,000	250,000	4,942	5,615	6,096
4	250,000	250,000	250,000	6,457	7,569	8,390
5	250,000	250,000	250,000	7,912	9,572	10,839
6	250,000	250,000	250,000	9,306	11,623	13,452
7	250,000	250,000	250,000	10,632	13,717	16,238
8	250,000	250,000	250,000	11,894	15,859	19,211
9	250,000	250,000	250,000	13,092	18,050	22,388
10	250,000	250,000	250,000	14,227	20,293	25,787
15	250,000	250,000	250,000	19,308	32,767	47,296
20	250,000	250,000	250,000	22,386	46,542	77,842
25	250,000	250,000	250,000	22,912	61,416	121,924
30 (Age 65)	250,000	250,000	250,000	19,957	77,089	187,340
35 (Age 70)	250,000	250,000	330,726	10,015	91,411	285,108
40 (Age 75)	*	250,000	457,423	*	101,690	427,498
45 (Age 80)	*	250,000	667,318	*	97,980	635,540
50 (Age 85)	*	250,000	976,567	*	55,899	930,064
55 (Age 90)	*	*	1,401,589	*	*	1,334,846
60 (Age 95)	*	*	1,935,863	*	*	1,916,696

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)	End of Policy Year	0% (Gross) -1.06% (Net)	6% (Gross) 4.94% (Net)	10% (Gross) 8.94% (Net)
1	-	-	-	15	19,308	32,767	47,296
2	-	-	188	20	22,386	46,542	77,842
3	1,182	1,855	2,336	25	22,912	61,416	121,924
4	2,697	3,809	4,630	30 (Age 65)	19,957	77,089	187,340
5	4,152	5,812	7,079	35 (Age 70)	10,015	91,411	285,108
6	5,922	8,239	10,068	40 (Age 75)	*	101,690	427,498
7	7,624	10,709	13,230	45 (Age 80)	*	97,980	635,540
8	9,262	13,227	16,579	50 (Age 85)	*	55,899	930,064
9	10,836	15,794	20,132	55 (Age 90)	*	*	1,334,846
10	12,347	18,413	23,907	60 (Age 95)	*	*	1,916,696
* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and the cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2009 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our office at:
Transamerica Financial
570 Carillon Parkway
St. Petersburg, FL 33716
1-800-322-7353
Facsimile: 1-727-299-1648 (for subaccount transfers)
    1-727-299-1620 (for all other fax transactions)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.tflic.com/ny

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at100 F Street, NW, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-38343/811-8878

05/2011